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Exhibit 10.1
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                            ASSET PURCHASE AGREEMENT


                            DATED AS OF MARCH 7, 2008



                                 BY AND BETWEEN



                           CLEAN EARTH SOLUTIONS, INC



                                       AND



                         WORLD WASTE TECHNOLOGIES, INC.




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

                                TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----

ARTICLE 1      SALE AND TRANSFER OF ASSETS; CLOSINGS.......................................1

         1.1.  First Closing...............................................................1
         1.2.  Second Closing..............................................................2
         1.3.  Third Closing...............................................................2
         1.4.  Excluded Assets.............................................................3
         1.5.  Excluded Liabilities........................................................3
         1.6.  Sales Tax Remittance........................................................3
         1.7.  Consequences of Failure to Close............................................3

ARTICLE 2      REPRESENTATIONS AND WARRANTIES OF WWT.......................................3

         2.1.  Organization and Good Standing..............................................3
         2.2.  Power, Authorization and Validity...........................................3
         2.3.  No Violation of Existing Agreements; Third Party Consents and Approvals.....4
         2.4.  Ownership...................................................................4
         2.5.  UAH Payments................................................................4

ARTICLE 3      REPRESENTATIONS AND WARRANTIES OF CES.......................................4

         3.1.  Organization................................................................4
         3.2.  Power, Authorization and Validity...........................................5
         3.3.  No Violation of Existing Agreements; Third Party Consents and Approvals.....5
         3.4.  WWT Disclosure..............................................................5
         3.5.  DISCLAIMER..................................................................5

ARTICLE 4      COVENANTS...................................................................6

         4.1.  Certain Filings; Reasonable Efforts.........................................6
         4.2.  Equipment Removal...........................................................6
         4.3.  Termination of R & D........................................................6
         4.4.  Press Release...............................................................7

ARTICLE 5      TERMINATION.................................................................7

         5.1.  Termination Events..........................................................7
         5.2.  Effect of Termination.......................................................7

ARTICLE 6      REMEDIES FOR AGREEMENT BREACHES.............................................7

         6.1.  Time Limitation.............................................................7
         6.2.  Post-Closing Indemnification Provisions for Benefit of CES..................8

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         6.3.  Indemnification Limits......................................................8
         6.4.  Post-Closing Indemnification Provisions for Benefit of WWT..................8
         6.5.  Matters Involving Third Parties.............................................8

ARTICLE 7      MISCELLANEOUS...............................................................9

         7.1.  Entire Agreement; Assignment................................................9
         7.2.  Validity....................................................................9
         7.3.  Notices.....................................................................9
         7.4.  Governing Law; Arbitration.................................................10
         7.5.  Descriptive Headings; Section References...................................11
         7.6.  Parties in Interest........................................................11
         7.7.  Certain Definitions........................................................11
         7.8.  Personal Liability.........................................................12
         7.9.  Counterparts...............................................................12
         7.10. Amendment..................................................................12
         7.11. Expenses...................................................................12
         7.12. Additional Limitation of Liability.........................................13


TABLE OF EXHIBITS
-----------------

Exhibit A      Transferred Equipment
Exhibit B      Transferred IP
Exhibit C      BPI Settlement Agreement

                                                 ii

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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of March 7,
2008, is by and between Clean Earth Solutions, Inc., a California corporation
("CES"), and World Waste Technologies, Inc., a California corporation ("WWT").

         WHEREAS, CES wishes to purchase from WWT, and WWT wishes to sell to CES, specified assets of WWT relating to the "front-end" process of WWT's plant located in Anaheim, California (the "Facility"), and to settle an arbitration proceeding between WWT, CES and certain other parties, all on the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, the Board of Directors of WWT has adopted and approved this Agreement, the sale of assets and the settlement of the arbitration, all as described herein;

         WHEREAS, the Board of Directors of CES has adopted and approved this Agreement and the purchase of assets as described herein; and

         WHEREAS, the parties desire to enter into this Agreement to set forth their mutual agreements concerning the above matter;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agrees as follows:

                                    ARTICLE 1

                      SALE AND TRANSFER OF ASSETS; CLOSINGS

         1.1. FIRST CLOSING

                  (a) SALE OF TRANSFERRED EQUIPMENT. At the first closing of the transactions contemplated hereby (the "First Closing"), and upon the terms and subject to the conditions of this Agreement, WWT shall sell, convey, transfer, assign and deliver to CES, free and clear of all liens and encumbrances, and CES will purchase and acquire from WWT, all right, title and interest of WWT in and to the following assets, and any and all goodwill associated with the business of using the foregoing (the "Transferred Equipment"):

                           (i) The equipment listed on EXHIBIT A hereto; and

                           (ii) All office furniture/furnishings and office
equipment owned by WWT and located at the Facility, except for personal computers.

                  (b) FIRST CLOSING PAYMENT. At the First Closing, (i) CES shall pay to WWT Five Hundred Thousand Dollars ($500,000) for the Transferred
Equipment, in the form of a certified bank check or by wire transfer, and (ii) title to the Transferred Equipment shall vest in CES.

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                  (c) FIRST CLOSING. The First Closing will take place on the date hereof at the offices of TroyGould Professional Corporation, 1801 Century
Park East, Los Angeles, California 90067, unless another date or place is agreed to in writing by CES and WWT (the date on which the First Closing occurs being referred to as the "First Closing Date"). All actions taken at the First Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

         1.2. SECOND CLOSING.

                  (a) ARBITRATION SETTLEMENT. At the second closing of the transactions contemplated hereby (the "Second Closing"), and upon the terms and subject to the conditions of this Agreement, WWT, CES and CES's affiliates
(including Eddie Campos and Darren Pederson) will enter into, and CES will cause
BPI and its affiliates (including Michael Eley and Don Malley) to enter into, the BPI Settlement Agreement.

                  (b) SECOND CLOSING PAYMENT. At the Second Closing, (i) CES will pay to WWT Six Hundred Forty Thousand Dollars ($640,000) in consideration for WWT entering into the BPI Settlement Agreement, in the form of a certified bank check or wire transfer (the "Second Closing Payment"), (ii) WWT will deliver to CES a copy of the BPI Settlement Agreement executed by WWT, and (iii)
CES will deliver to WWT a copy of the BPI Settlement Agreement, executed by CES, BPI and their respective affiliates (including those individuals named in Section 1.2(a) above).

                  (c) SECOND CLOSING. The Second Closing will take place on such date as shall be determined by CES, provided that (i) WWT receives written notice of the date of the Second Closing at least one Business Day prior to such date, and (ii) such date is on or before May 1, 2008. All actions taken at the Second Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed. The obligations of CES to consummate the Second Closing (including its obligations to make the Second
Closing Payment and deliver the BPI Settlement Agreement executed by CES, BPI and their respective affiliates) are absolute and unconditional and are not subject to any conditions precedent.

         1.3. THIRD CLOSING.

                  (a) IP TRANSFER. At the third closing of the transactions contemplated hereby (the "Third Closing"), and upon the terms and subject to the conditions of this Agreement, WWT shall sell convey, transfer, assign and deliver to CES, free and clear of all liens and encumbrances (provided however that, for purposes of this Section 1.3(a), the term "free and clear of all liens and encumbrances" shall not be deemed to include liens or encumbrances arising as a result of infringement or similar matters; any representation as to infringement being expressly disclaimed by WWT), and CES will purchase and acquire from WWT, all right, title and interest of WWT in and to the Transferred
IP and any and all goodwill associated with the business of using the Transferred IP.

                  (b) THIRD CLOSING PAYMENT. At the Third Closing, (i) CES will pay to WWT Five Hundred Sixty Four Dollars ($564,000) (comprised of $800,000 consideration for the Transferred IP, offset by payments of $236,000 previously made by CES to WWT pursuant to the Standstill Agreement) for the Transferred IP, in the form of a certified bank check or wire transfer (the "Third Closing
Payment"), (ii) WWT shall deliver to CES a copy of each of the Autoclave


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Re-Engineering Report Package and the Autoclave Operating/Biomass Data Package
(in each case to the extent not previously delivered to CES), and (iii) all of WWT's right, title and interest in and to the Transferred IP shall immediately vest in CES.

                  (c) THIRD CLOSING. The Third Closing will take place on such date as shall be determined by CES, provided that (i) WWT receives written notice of the date of the Third Closing at least one Business Day prior to such date, and (ii) such date is on or before June 15, 2008. All actions taken at the Third Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed. The obligations CES to consummate the Third Closing (including its obligations to make the Third
Closing Payment) are absolute and unconditional and are not subject to any conditions precedent.

         1.4. EXCLUDED ASSETS. Notwithstanding anything to the contrary contained in this Agreement, no assets of WWT other than the Transferred
Equipment and the Transferred IP shall be part of the sale and purchase contemplated hereunder.

         1.5. EXCLUDED LIABILITIES. Other than as specified herein, CES shall assume no liabilities of WWT of any kind under this Agreement.

         1.6. SALES TAX REMITTANCE. At the First Closing, CES shall pay to WWT an additional amount equal to $38,750, which amount WWT will use to satisfy the California state and local sales taxes payable in connection with the sale of the Transferred Equipment.

         1.7. CONSEQUENCES OF FAILURE TO CLOSE. Failure to consummate any of the transactions provided for in this Agreement on the dates and at the place determined pursuant to this Article 1 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

                                    ARTICLE 2

                      REPRESENTATIONS AND WARRANTIES OF WWT

         In order to induce CES to enter into and perform this Agreement, WWT hereby represents and warrants to CES, as of the date hereof and as of each of the First, Second and Third Closing Dates, as follows:

         2.1. ORGANIZATION AND GOOD STANDING. WWT is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

         2.2. POWER, AUTHORIZATION AND VALIDITY.

                  (a) POWER AND CAPACITY. WWT has the right, power, legal capacity and authority to execute, deliver and perform its obligations under this Agreement and all agreements to which WWT is a party that are required to be executed pursuant to this Agreement (the "WWT Ancillary Agreements"), and to consummate the transactions contemplated hereby and thereby.

                                       3
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                  (b) AUTHORIZATION; ENFORCEABILITY. All corporate action on the part of WWT necessary for the authorization, execution, delivery and performance of this Agreement and the WWT Ancillary Agreements, the consummation of the sale of the Transferred Equipment and Transferred IP, and the performance of WWT's obligations hereunder and thereunder has been taken. Each of this Agreement and the WWT Ancillary Agreements has been duly executed and delivered by WWT and each is a valid and binding obligation of WWT enforceable against WWT in accordance with their respective terms, except as to the effect, if any, of (a)
applicable bankruptcy and other similar laws affecting the rights of creditors generally, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

         2.3. NO VIOLATION OF EXISTING AGREEMENTS; THIRD PARTY CONSENTS AND
APPROVALS. The execution and delivery of this Agreement and any WWT Ancillary
Agreement by WWT, and the consummation of the transactions contemplated hereby or thereby, will not conflict with, or (with or without notice or lapse of time, or both) result in a default, termination, breach, impairment or violation of, or the creation in any party of the right to accelerate, terminate, modify or cancel (a) any provision of the Articles of Incorporation or Bylaws of WWT or the charter documents of any Subsidiary of WWT, as currently in effect, (b) in any material respect, any material instrument or contract to which WWT or any Subsidiary of WWT is a party or by which WWT or any Subsidiary is bound or to which WWT's or any Subsidiary's assets are subject, (c) in any material respect, any provision of any material law or any material federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to WWT or any Subsidiary of WWT or their respective assets or properties, or (d) any permit used in or necessary for the conduct of WWT's or any Subsidiary's business. The consummation by WWT of the sale of the Transferred Equipment and Transferred IP will not require the consent, approval or authorization of, or declaration, filing or registration with, any third party.

         2.4. OWNERSHIP. Subject to WWT's express disclaimer of any representations relating to infringement, WWT is the sole owner of the Transferred Equipment and the Transferred IP, and has not previously transferred any interest therein.

         2.5. UAH PAYMENTS. All amounts owed by WWT to the University of Alabama-Huntsville ("UAH") pursuant to the Amended and Restated Technology
License Agreement, dated as of August 18, 2003, originally between the UAH and BPI, assigned to WWT on May 1, 2006, have been paid in full.

                                    ARTICLE 3

                      REPRESENTATIONS AND WARRANTIES OF CES

         In order to induce WWT to enter into and perform this Agreement, CES hereby represents and warrants to WWT, as of the date hereof and as of each of the First, Second and Third Closing Date, as follows:

         3.1. ORGANIZATION. CES is duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

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         3.2. POWER, AUTHORIZATION AND VALIDITY.

                  (a) POWER AND CAPACITY. CES has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and all agreements to which CES is a party that are required to be executed pursuant to this Agreement (the "CES Ancillary Agreements") and to consummate the transactions contemplated hereby and thereby .

                  (b) AUTHORIZATION; ENFORCEABILITY. All corporate action on the part of CES necessary for the authorization, execution, delivery and performance of this Agreement and the CES Ancillary Agreements, the consummation of the purchase of the Transferred Equipment and Transferred IP, and the performance of CES's obligations hereunder and thereunder has been taken. Each of this Agreement and the CES Ancillary Agreements has been duly executed and delivered by CES and each is a valid and binding obligation of CES enforceable against CES in accordance with their respective terms, except as to the effect, if any, of
(a) applicable bankruptcy and other similar laws affecting the rights of creditors generally, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

         3.3. NO VIOLATION OF EXISTING AGREEMENTS; THIRD PARTY CONSENTS AND
APPROVALS. Neither the execution and delivery of this Agreement nor any CES
Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of (a) any provision of the Articles of Incorporation or Bylaws of CES or the charter documents of any Subsidiary of CES, as currently in effect, (b) in any material respect, any material instrument or contract to which CES or any Subsidiary of CES is a party or by which CES or any Subsidiary is bound, or (c) in any material respect, any material federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to CES or any Subsidiary of CES or their respective assets or properties. The consummation by CES of the purchase of the Transferred Equipment and Transferred IP will not require the consent, approval or authorization of, or declaration, filing or registration with, any third party.

         3.4. WWT DISCLOSURE. Except for the representations and warranties expressly made by WWT in this Agreement, CES agrees and acknowledges that WWT has not made any representations or warranties concerning the Transferred
Equipment or Transferred IP, WWT, or any of its assets, liabilities, financial condition, business or operations, or any other matter.

         3.5. DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS
AGREEMENT, THE TRANSFERRED EQUIPMENT AND TRANSFERRED IP ARE BEING SOLD TO CES
"AS IS" AND WWT EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS
AND IMPLIED, INCLUDING, WITHOUT LIMITATION, THOSE OF PERFORMANCE,
NONINFRINGEMENT, MERCHANTABILITY AND SUITABILITY AND FITNESS FOR ANY PARTICULAR
PURPOSE OR USE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND BY WAY OF
EXAMPLE AND NOT LIMITATION, CES ACKNOWLEDGES THAT THE AUTOCLAVE DRIVE SYSTEM
INCLUDED IN THE TRANSFERRED EQUIPMENT REQUIRES A RE-BUILD, AND THAT SIGNIFICANT
EXPENDITURES ARE REQUIRED WITH RESPECT TO ELECTRICAL AND CONTROL SYSTEMS (ALL OF
WHICH EXPENDITURES SHALL BE CES'S SOLE RESPONSIBILITY). ADDITIONALLY, WWT GIVES
NO ASSURANCE AS TO THE ACCURACY OR COMPLETENESS OF ANY OF THE INFORMATION
CONTAINED IN THE AUTOCLAVE RE-ENGINEERING REPORT PACKAGE OR THE AUTOCLAVE
OPERATING/BIOMASS DATA PACKAGE.

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                                    ARTICLE 4

                                    COVENANTS

         4.1. CERTAIN FILINGS; REASONABLE EFFORTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use commercially reasonable efforts to take or cause to be taken all action and to do or cause to be done all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including executing any additional instruments necessary to consummate the transactions contemplated hereby. WWT shall deliver a Bill of Sale to CES at each of the First and Third Closings, documenting the transfer of the Transferred Equipment and the Transferred IP, respectively

         4.2. EQUIPMENT REMOVAL. The parties acknowledge that the dismantling of the Transferred Equipment from the Facility will need to be completed and that accordingly, CES will not be in physical possession of the Transferred Equipment until following the First Closing. In this regard, the parties agree as follows:

                  (a) Following the First Closing, WWT will complete the dismantling of the Transferred Equipment. WWT's obligations with respect to the Transferred Equipment shall be limited to dismantling and loading the Transferred Equipment onto a vehicle supplied by or on behalf of CES. CES shall bear all costs in connection with transporting the Transferred Equipment.

                  (b) Title to the Transferred Equipment (and accordingly, risk of loss) will transfer to CES as of the First Closing, despite the fact that some of the Transferred Equipment may remain at the Facility for a period of time following the First Closing.

         4.3. TERMINATION OF R & D. Effective as of the First Closing, WWT will suspend, and, effective as the Third Closing, will terminate, any and all research and development, whether being conducted by WWT or any third party contracted by WWT, on (i) the PSC Process (U.S. Patent 6,306,248), or any generally similar MSW autoclaving process, (ii) the conversion or applications of the cellulose feedstock produced by the PSC Process (U.S. Patent 6,308,248), or any generally similar autoclaving process; and (iii) any other intellectual property being applied for by or on behalf of WWT (including patents, patents pending, patent applications, copyrights, trademarks, etc.) relating to the PSC
Process itself, or any generally similar MSW autoclaving process; provided, however, that nothing in this Section 4.3 or in any other provision of this Agreement shall prohibit WWT from licensing or otherwise acquiring in the future any autoclaving technology, including any MSW autoclaving process that is similar to the PSC process. Nothing in this Agreement will affect or otherwise limit WWT's rights with respect to any other research and development activities, including, by way of example and not limitation, research activities surrounding WWT's patent application on the formation of mixed alcohols from syngas prepared from the gasification of biomass. In the event that the Third
Closing does not occur by June 15, 2008, WWT's obligations under this Section
4.3 shall terminate.

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         4.4. PRESS RELEASE. Within four Business Days of the First Closing, WWT will issue a press release announcing that it has entered into an agreement with
CES to sell to CES any and all interests WWT has in the PSC Process and the cellulose biomass produced by the PSC Process. WWT will provide a draft of the press release to CES for its review and shall include CES's reasonable comments to the extent reasonably acceptable to WWT and its counsel from a securities law perspective.

                                    ARTICLE 5

                                   TERMINATION

         5.1. TERMINATION EVENTS. This Agreement may, by notice given prior to or at any Closing, be terminated with respect to the transactions contemplated by such Closing:

                  (a) by either CES or WWT if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

                  (b) by mutual consent of WWT and CES; or

                  (c) by either WWT or CES if such Closing has not occurred
(other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before (i) the date hereof, with respect to the First Closing; May 1, 2008, with respect to the Second Closing; or June 15, 2008 with respect to the Third Closing, or such later dates as the parties may agree upon.

         5.2. EFFECT OF TERMINATION. Each party's right of termination under
Section 5.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 5.1 with respect to any Closing, all further obligations of the parties under this Agreement with respect to the Closing or Closings that have been so terminated will terminate, except that the obligations in Article 6 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of this Agreement by the other party (including, by way of example and not limitation, the failure of CES to notify WWT of the Second Closing and to deliver the Second Closing Payment on or before May 1, 2008, and the failure of CES to notify WWT of the Third Closing and to deliver the Third Closing Payment on or before June 15, 2008) or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                    ARTICLE 6

                         REMEDIES FOR AGREEMENT BREACHES

         6.1. TIME LIMITATION. All representations and warranties contained in this Agreement or in any certificate or document delivered in accordance with the terms of this Agreement, shall survive until the 12-month anniversary of the Initial Closing Date, and shall not be deemed waived or otherwise affected by any investigation made or any knowledge acquired with respect thereto, or by any notice given pursuant to Section 7.3 or otherwise; provided, however, that either party's right to make any claim or bring any legal action against the

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other party based upon a breach of its representations and warranties herein shall forever expire if written notice of such claim or legal action (along with a detailed written notice of the alleged facts underlying such claim or action) is not given to the other party before the end of such 12-month period. All of the covenants and obligations of the parties contained in this Agreement or any certificate or document delivered in accordance with the terms of this Agreement shall survive (i) until fully performed or fulfilled, unless non-compliance with such covenants or obligations is waived in writing by the party or parties entitled to such performance or (ii) if not fully performed or fulfilled, until the expiration of the relevant statute of limitations.

         6.2. POST-CLOSING INDEMNIFICATION PROVISIONS FOR BENEFIT OF CES.
Provided that CES makes a written claim for indemnification pursuant to this Section before the expiration of the applicable time period set forth in Section
6.1, WWT shall indemnify CES, its Subsidiaries, and their respective officers, directors and representatives (collectively, the "CES Indemnitees") from and against, hold each of them harmless from, and reimburse each of them for, the entirety of any Adverse Consequences which such CES Indemnitees actually suffer through and after the date of the claim for indemnification directly resulting from, arising out of, relating to, or caused by any breach by WWT of any of its representations, warranties, covenants or obligations contained in this Agreement or any certificate or document delivered in accordance with the terms of this Agreement, or any schedule hereto or thereto.

         6.3. INDEMNIFICATION LIMITS. With respect to any and all claims for which either party is entitled to indemnification under this Agreement, each party shall be entitled to indemnification for the aggregate amount of all Losses it actually incurs from the first dollar. Under no circumstances shall either party's total liability for claims for indemnification under this Agreement or breach of any representations or warranties exceed $500,000.
Notwithstanding the foregoing, the limitations with respect to Losses sustained by WWT as a result of the breach by CES of its obligation to cause the Second and/or the Third Closing to occur within the required timeframes shall be $640,000 and $564,000, respectively.

         6.4. POST-CLOSING INDEMNIFICATION PROVISIONS FOR BENEFIT OF WWT.
Provided that WWT makes a written claim for indemnification pursuant to this
Section 6.4 before the expiration of the applicable time period set forth in
Section 6.1, CES shall indemnify WWT, its Subsidiaries and their respective officers, directors and representatives (collectively, the "WWT Indemnitees") from and against, hold each of them harmless from, and reimburse each of them for, the entirety of any Adverse Consequences which the WWT Indemnitees actually suffer directly resulting from, arising out of, relating to or caused by any breach by CES of any of its representations, warranties, covenants or obligations contained in this Agreement or any certificate or document delivered in accordance with the terms of the Agreement, or any schedule hereto or thereto.

         6.5. MATTERS INVOLVING THIRD PARTIES.

                  (a) If any third party shall notify any party (the
"Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other party (the
"Indemnifying Party") under this Article 6, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying
Party shall relieve the Indemnifying Party from any obligation hereunder unless the Indemnifying Party is materially prejudiced thereby.

                                       8
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                  (b) Any Indemnifying Party will have the right to defend the
Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as the Indemnifying
Party notifies the Indemnified Party in writing, within fifteen (15) days after the Indemnified Party has given written notice of the Third Party Claim, that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences that the Indemnified Party may suffer directly resulting from, arising out of, relating to or caused by the Third
Party Claim.

                  (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 6.5(b) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (including the
Exhibits hereto) (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral between the parties with respect to the subject matter hereof (including but not limited to the Standstill Agreement and the Letter of Intent) and (b) shall not be assigned by operation of law or otherwise without the prior written consent of the parties.

         7.2. VALIDITY. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other
Persons or circumstances shall not be affected thereby and to such end the provisions of this Agreement are agreed to be severable.

         7.3. NOTICES. Any notice, request or demand desired or required to be given hereunder shall be in writing given by personal delivery, confirmed facsimile transmission or overnight courier service, in each case addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice. The effective date of any notice, request or demand shall be the date of personal delivery, the date on which successful facsimile transmission is confirmed or the date actually delivered by a reputable overnight courier service, as the case may be, in each case properly addressed as provided herein and with all charges prepaid.

                                       9

                         If to CES:

                         Clean Earth Solutions, Inc.
                         1426 Presioca Street
                         Spring Valley, CA 91977
                         Facsimile Number:   (619) 463-0357

                         with a copy to:

                         Higgs, Fletcher & Mack LLP
                         401 West A St. Ste. 2600
                         San Diego, California 92101
                         Attention: R. Michael Jones, Esq.
                         Facsimile number: (619) 696-1410


                         If to WWT:

                         World Waste Technologies, Inc.
                         10600 North DeAnza Boulevard
                         Suite 250
                         Cupertino, California 95014
                         Attention: John Pimentel
                         Facsimile Number:________________


                         with a copy to:

                         TroyGould PC
                         1801 Century Park East, 16th Floor
                         Los Angeles, California 90067
                         Attention: Lawrence P. Schnapp, Esq.
                         Facsimile number: 310-201-4746

,or to such other address as the Person to whom written notice is given may have previously furnished to the others in writing in the manner set forth above.

         7.4. GOVERNING LAW; ARBITRATION.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of law thereof.

                  (b) Notwithstanding anything herein to the contrary, if there shall be a dispute between the parties arising out of or relating to this Agreement or any related document (including without limitation the issue of arbitrability provided herein), the parties agree that such dispute shall be resolved by final and binding arbitration in Los Angeles County, California, before a sole neutral arbitrator, administered by Judicial Arbitration & Mediation Services, Inc. ("JAMS"), in accordance with JAMS' rules of practice then in effect or such other procedures as the parties may agree to. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. Each party shall initially bear its own counsel and advisor fees, and out-of-pocket costs of the arbitrator and the arbitration shall be shared equally by the parties to such arbitration. The arbitrator shall permit reasonable discovery, publish his conclusions of law and findings of fact, and award attorneys' fees and costs to the prevailing party.

         7.5. DESCRIPTIVE HEADINGS; SECTION REFERENCES. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. All references herein to Articles, Sections, subsections, paragraphs and clauses are references to Articles, Sections, subsections, paragraphs and clauses of this Agreement unless specified otherwise.

         7.6. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns. Nothing in this Agreement is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         7.7. CERTAIN DEFINITIONS. For the purposes of this Agreement, the term:

                  (a) "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, accounting and other expenses, and fees, including court costs and reasonable attorneys' fees and expenses, whether or not involving a third party claim, in each case net of (a) any insurance recoveries (after taking into account any costs CES or WWT, as applicable, reasonably incurs due to such recoveries, including those that may result from retrospective premium adjustments, experience-based premium adjustments, and indemnification obligations), and (b) any tax benefit (after taking into account any tax detriment of any indemnity, including tax costs resulting from a reduction in basis, and the resulting reduction in depreciation and amortization or increase in gain recognized on the sale of the Transferred Equipment and Transferred IP, if the indemnification is treated as an adjustment of the purchase price).

                  (b) "Autoclave Operating/Biomass Data Package" means the internally prepared report of WWT summarizing economic, material recoveries, and operating sensitivities of operating autoclaves.

                  (c) "Autoclave Re-Engineering Report Package" means the Highlander Engineering Report, as well as reports from several other engineering firms, issued to WWT and setting forth problems and proposed solutions for autoclave steel tire re-work.

                  (d) "BPI Settlement Agreement" means a settlement and release agreement by and among WWT and its subsidiaries, Bio-Products International ("BPI") and its affiliates (including Michael Eley and Don Malley), and CES and its affiliates (including Eddie Campos and Darren Pederson), in the form attached hereto as EXHIBIT C.

                  (e) "Business Day" means any day other than a day on which banks in California are required or authorized by law to be closed.

                  (f) "include" or "including" means "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

                  (g) "Letter of Intent" means the Non-Binding Letter of Intent, dated as of December 12, 2007, between WWT and CES.

                  (h) "Losses" shall mean the dollar value of any and all loss, obligation, deficiency, damage, claim, liability, cost and expense incurred as a result of any Adverse Consequence, including the amount of any settlement entered into pursuant to this Agreement, and all reasonable legal fees and other expenses.

                  (i) "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity including any governmental entity.

                  (j) "Standstill Agreement" means the Binding Standstill Agreement, dated December 12, 2007, between CES and WWT.

                  (k) "Subsidiary" or "Subsidiaries" of any Person means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which such Person (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than fifty percent (50%) of the capital stock the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

                  (l) "Transferred IP" means the intellectual property listed on EXHIBIT B hereto, the Autoclave Re-Engineering Report Package and the Autoclave Operating/Biomass Data Package.

         7.8. PERSONAL LIABILITY. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any officer, director, employee, agent, shareholder or representative of any party hereto.

         7.9. COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original but both of which shall constitute one and the same agreement.

         7.10. AMENDMENT. This Agreement may be amended by action taken by WWT and CES at any time. This Agreement may be amended only by an instrument in writing signed on behalf of the parties hereto.

         7.11. EXPENSES. Except as otherwise specified in this Agreement, each party shall bear its respective costs and expenses (including any broker's or finder's fees) incurred at any time in connection with pursuing or consummating the transactions contemplated hereby, including, by way of example and not limitation, all expenses related to such party's attorneys, accountants and other advisors.

         7.12. ADDITIONAL LIMITATION OF LIABILITY. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES, OR ANY OF ITS OFFICERS, DIRECTORS, OR EMPLOYEES BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS OR EXEMPLARY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES SET FORTH HEREIN FAIL OF THEIR ESSENTIAL PURPOSE.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


"CES"                                      "WWT"

CLEAN EARTH SOLUTIONS, INC.                WORLD WASTE TECHNOLOGIES, INC.


By: /s/ EDDIE CAMPOS                      By: /S/ JOHN PIMENTEL
   -----------------------------              ---------------------------------
   Name:  Eddie Campos                        Name:  John Pimentel
   Title: President                           Title: Chief Executive Officer

                                    EXHIBIT A


USED EQUIPMENT
--------------

Steam Autoclaves, 11'D x 80'L (2)
  Note: Steel vessel drive tires require re-work
Associated Conveyors and Frames (11) and electrical
  14-ft diameter Trommel Screen (1) and electrical and controls (including
  VF Drive in MCC room)
Vibratory Pan Feeder (1)
Eriez Magnetic Separator (1)
Eddy Current Separator (1)
Miura Boilers (3) and water conditioning equipment, meters, tanks, etc.
All valving, gauges, safety checks, etc. for steam piping from boilers to vessels
Catalytic Oxidizer (1) and associated piping and controls Vent
Condenser (1) and associated piping
Air Compressor (1)
Cranes - Vessel Doors, Hoists
Pick Heater and piping
Odor Control System
Vessel Instrumentation
Vessel VF Drives [1 set ABB 60HP, 1 set CEH 40HP]
PLC/Controls, including any and all improvements or changes to the software MCC Panels (3) (numbers 1, 2a, 2b) with buckets from other panels for all front end equipment moved to one of these three MCC panels
Operator Control Room (1)
Steel platforms at both ends of the autoclaves
Bins
All electrical panels, controls, disconnect switches, emergency boxes and pull cords for front end
Front End Loader
Large Drying Oven
Three Steel Tanks
Miscellaneous Tools
Office furniture, file cabinets, etc.
Facility engineering and construction drawings, manuals, reports, and material samples

                                    EXHIBIT B



* US PATENT 6,306,248, METHOD FOR TRANSFORMING DIVERSE PULP AND PAPER PRODUCTS INTO A HOMOGENEOUS CELLULOSE FEEDSTOCK
[Global Exclusive License held by Bio-Products International] and any and all international patents and patents pending derived from International Application # PCT/US01/50049.

Patent Assignment Agreement entered into by and between WWT and the University of Alabama in Huntsville on May 1, 2006, and the Assignment of Patent entered into by and between WWT and the University of Alabama in Huntsville on May 1, 2006.

Any and all intellectual property (including, but not limited to, patents, patents pending, patent applications, provisional patents, copyrights, trademarks, etc.), developed by WWT, or any third party contracted by WWT, owned by WWT and which relates to the PSC Process (U.S. Patent 6,306,248) itself, or any generally similar MSW autoclaving process, or the cellulose feedstock produced by the PSC Process or conversion or applications of the cellulose feedstock produced by the PSC Process or any similar autoclaving process.

                                    EXHIBIT C

                            BPI Settlement Agreement

[attached]













                                      C - 1